AXP(R)
                                                                     Innovations
                                                                            Fund

                                                              2001 ANNUAL REPORT
                                                           (PROSPECTUS ENCLOSED)

American
  Express(R)
Funds

(icon of) ruler

AXP Innovations Fund seeks to provide shareholders with long-term capital growth.

(This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

Investing in the Information Age

In recent years, the most exciting and fastest-growing segment of the global economy has been technology, particularly the transmission of information. AXP Innovations Fund concentrates its investments in stocks of companies on the cutting edge of information technology to create a portfolio that takes advantage of the potential offered by this segment of the market.

Table of Contents

2001 ANNUAL REPORT
The purpose of this annual report is to tell investors how the Fund performed.

From the Chairman                                                     3

From the Portfolio Manager                                            3

Fund Facts                                                            5

The 10 Largest Holdings                                               6

Making the Most of the Fund                                           7

The Fund's Long-term Performance                                      8

Board Members and Officers                                           10

Independent Auditors' Report (Fund)                                  12

Financial Statements (Fund)                                          13

Notes to Financial Statements (Fund)                                 16

Independent Auditors' Report
   (Portfolio)                                                       23

Financial Statements (Portfolio)                                     24

Notes to Financial Statements
   (Portfolio)                                                       26

Investments in Securities                                            30

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2   AXP INNOVATIONS FUND -- ANNUAL REPORT

(picture of) Arne H. Carlson
Arne H. Carlson
Chairman of the board

From the Chairman

For most of us investors, the past several months proved to be an extremely trying time. More recently, the events of this past September and the prospect of what may follow have added to our collective concern.

While nothing can change what has happened, we can control how we respond. In broad terms, I would strongly advise that you keep a focus on your long-term financial goals and not let specific events dictate your investment decisions. Ultimately, it is where you finish, not where you are at the moment, that matters most. Your financial advisor plays an essential role in this process, so please let him or her help you by reviewing your situation and plotting the proper investment course.

As I have indicated in the past, the role our Board plays in your financial future is to monitor and confirm that each American Express mutual fund meets its investment objective and that its management style stays on target. We want each fund to be able to deliver to you, the shareholder, the type of performance you expect and the best results that can be obtained. Toward that end, American Express has made significant changes in its investment management capability, and will continue to make changes as it strives to provide a consistent standard of excellence.

On behalf of the Board,

Arne H. Carlson

(picture of) Louis Giglio
Louis Giglio
Portfolio manager

From the Portfolio Manager

For investors in technology-related stocks, the past 12 months could hardly have been worse, as a stunning sell-off in that sector -- easily the worst in more than 25 years -- shattered share prices in indiscriminate fashion. AXP Innovations Fund experienced the brunt of the blow, its Class A shares declining 69.58% (excluding the sales charge) over the fiscal year -- November 2000 through October 2001. This compares with a decline of 58.35% for the Lipper Science and Technology Funds Index, which is commonly used to compare the performance of mutual funds such as this.

The stock market, and technology stocks in particular, were in trouble from the outset of the period. (Actually, the seeds of the problem were sown some time before, when companies increased their spending in preparation for the Y2K computer changeover. But with the passing of that event, companies began to cut back on tech-related spending.)

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3   AXP INNOVATIONS FUND -- ANNUAL REPORT

DISAPPEARING PROFITS
Adding to the already difficult environment in late 2000 were indications of a slowing economy. That, in turn, cast increasing doubt on the abilities of tech companies to generate superior profit growth to justify their generally high prices. But that was just the beginning. As the period progressed, the economy went from slow to stop, business spending on technology dried up, and tech companies' profits not only proved to be disappointing, in many cases they completely disappeared.

The conditions took a toll on all segments of technology, with individual-stock declines commonly ranging from 50% to 90%. I sold a number of stocks before losses reached those levels, and moved the proceeds into other stocks that appeared less vulnerable. But that proved to be futile, as the new holdings soon became swept up in the avalanche. For the period, some of the Fund's hardest-hit stocks included Ciena (in the telecommunications equipment segment), Juniper Networks (routers), JDS Uniphase (fiber optics), Manugistics Group and BEA Systems (both in software), Intel (semiconductors) and Cisco Systems (networking).

Among other portfolio changes, I weeded out the smallest tech stocks in terms of market capitalization but increased the total number of holdings, the latter move aimed at reducing the portfolio's overall risk level. Late in the period, I also built up a moderate position in healthcare-related tech stocks, a group that I believe has the potential to generate comparatively consistent profits, an important factor in an uncertain economic environment. I expect these stocks to be a good complement to the information-related tech stocks that continue to form the core of the Fund's portfolio. In addition, I let cash reserves increase -- a reflection of my increased strictness regarding a stock's qualifications for investment.

As for what the new fiscal year may bring, I think it's worth noting that the Fund enjoyed a healthy gain in the final five weeks of the past period, as tech stocks staged a sharp rally. Only time will tell whether this was an indicator of better things to come, but if that proves to be the case, I do believe the Fund is positioned to respond accordingly. Still, investors' tolerance for substantial price volatility will almost certainly continue to be tested as stocks work through the economic and military/political challenges that lie ahead.

Louis Giglio

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4   AXP INNOVATIONS FUND -- ANNUAL REPORT

Fund Facts

Class A -- 12-month performance
(All figures per share)

Net asset value (NAV)
Oct. 31, 2001                                                     $1.60
Oct. 31, 2000                                                     $5.26
Decrease                                                          $3.66

Distributions -- Nov. 1, 2000 - Oct. 31, 2001
From income                                                       $  --
From long-term capital gains                                      $  --
Total distributions                                               $  --
Total return*                                                   -69.58%

Class B -- 12-month performance
(All figures per share)

Net asset value (NAV)
Oct. 31, 2001                                                     $1.44
Oct. 31, 2000                                                     $4.77
Decrease                                                          $3.33

Distributions -- Nov. 1, 2000 - Oct. 31, 2001
From income                                                       $  --
From long-term capital gains                                      $  --
Total distributions                                               $  --
Total return*                                                   -69.81%

Class C -- 12-month performance
(All figures per share)

Net asset value (NAV)
Oct. 31, 2001                                                     $1.44
Oct. 31, 2000                                                     $4.77
Decrease                                                          $3.33

Distributions -- Nov. 1, 2000 - Oct. 31, 2001
From income                                                       $  --
From long-term capital gains                                      $  --
Total distributions                                               $  --
Total return*                                                   -69.81%

Class Y -- 12-month performance
(All figures per share)

Net asset value (NAV)
Oct. 31, 2001                                                     $1.60
Oct. 31, 2000                                                     $5.25
Decrease                                                          $3.65

Distributions -- Nov. 1, 2000 - Oct. 31, 2001
From income                                                       $  --
From long-term capital gains                                      $  --
Total distributions                                               $  --
Total return*                                                   -69.52%

* The total return is a hypothetical investment in the Fund with all distributions reinvested. Returns do not include sales load. The prospectus discusses the effect of sales charges, if any, on the various classes.

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5   AXP INNOVATIONS FUND -- ANNUAL REPORT

The 10 Largest Holdings
                                     Percent                   Value
                                 (of net assets)       (as of Oct. 31, 2001)
Microsoft                                4.3%              $9,304,000
Intl Business Machines                   3.0                6,484,201
St. Jude Medical                         2.9                6,297,700
QUALCOMM                                 2.8                6,199,920
Electronic Arts                          2.8                6,088,747
Millipore                                2.6                5,674,550
Symantec                                 2.5                5,499,000
Tyco Intl                                2.4                5,253,066
Analog Devices                           2.3                5,114,800
Automatic Data Processing                2.0                4,416,930

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(picture of) pie chart

The 10 holdings listed here make up 27.6% of net assets

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6   AXP INNOVATIONS FUND -- ANNUAL REPORT

Making the Most of the Fund

BUILD YOUR ASSETS SYSTEMATICALLY
One of the best ways to invest in the Fund is by dollar-cost averaging -- a time-tested strategy that can make market fluctuations work for you. To dollar-cost average, simply invest a fixed amount of money regularly. You'll automatically buy more shares when the Fund's share price is low, fewer shares when it is high. The chart below shows how dollar-cost averaging works. In these three hypothetical scenarios, you will see six months of share price fluctuations.

This strategy does not ensure a profit or avoid a loss if the market declines. But, if you can continue to invest regularly through changing market conditions even when the price of your shares falls or the market declines, it can be an effective way to accumulate shares to meet your long-term goals.

                        How dollar-cost averaging works

       Jan  Feb  Mar  Apr  May  Jun
$15                   $16  $18  $20
$10    $10  $12  $14
$ 5

Accumulated shares*       Average market           Your average
                          price per share          cost per share

      42.25                    $15                    $14.20
-------------------------------------------------------------------------------

       Jan  Feb  Mar  Apr  May  Jun
$15
$10    $10                      $10
$ 5         $8   $5   $5   $8

Accumulated shares*       Average market           Your average
                          price per share          cost per share

      85.0                     $7.66                  $7.05
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       Jan  Feb  Mar  Apr  May  Jun
$15
$10    $10
$ 5         $8   $6   $4   $4   $7

Accumulated shares*       Average market           Your average
                          price per share          cost per share

     103.5                    $6.50                    $5.80
-------------------------------------------------------------------------------
                 $100 invested per month. Total invested: $600.

* Shares purchased is determined by dividing the amount invested per month by the current share price.

THREE WAYS TO BENEFIT FROM A MUTUAL FUND:

o  your shares increase in value when the Fund's investments do well
o you receive capital gains when the gains on investments sold by the Fund exceed losses
o you receive income when the Fund's stock dividends, interest and short-term gains exceed its expenses.

All three make up your total return. You potentially can increase your investment if, like most investors, you reinvest your dividends and capital gain distributions to buy additional shares of the Fund or another fund.

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7   AXP INNOVATIONS FUND -- ANNUAL REPORT

The Fund's Long-term Performance

                 Value of your $10,000 in AXP Innovations Fund
(line chart)

$50,000

$40,000
           PSE/PCX Technology Index
$30,000

$20,000                                                                 $10,766
                                                                AXP Innovations
                                             S&P 500 Index         Fund Class A
   $9,425               Lipper Science and
                    Technology Funds Index

12/1/96        10/97          10/98          10/99          10/00          10/01

Average Annual Total Returns (as of Oct. 31, 2001)
                                                                Since
                                          1 year              inception
AXP Innovations Fund
   Class A                               -71.33%                +1.50%*
   Class B                               -71.02%                +1.88%*
   Class C                               -70.11%               -60.58%**
   Class Y                               -69.52%                +2.71%*

  * Inception date was Nov. 13, 1996.
 ** Inception date was June 26, 2000.

Assumes: Holding period from 12/1/96 to 10/31/01. Returns do not reflect taxes payable on distributions. Reinvestment of all income and capital gain distributions for the Fund has a value of $8,221. Also see "Past Performance" in the Fund's current prospectus.

On the graph above you can see how the Fund's total return compares to three widely cited unmanaged performance indexes, the Pacific Stock Exchange Technology Index (PSE/PCX Technology Index), the Lipper Science and Technology Funds Index and the Standard & Poor's 500 Index (S&P 500 Index). Recently, the Fund's investment manager recommended to the Fund that the Fund change its comparative index from Standard & Poor's 500 Index to PSE/PCX Technology Index. The investment manager made this recommendation because the new index more closely represents the Fund's holdings. We will include both indexes in the transition year. In the future however, only the PSE/PCX Technology Index will be included. In comparing AXP Innovations Fund (Class A) to the three indexes, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indexes.

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8   AXP INNOVATIONS FUND -- ANNUAL REPORT

Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Average annual total return figures reflect the impact of the maximum applicable sales charge. This was a period of widely fluctuating security prices. Past performance is no guarantee of future results.

The PSE/PCX Technology Index, an unmanaged index published by the Pacific Exchange, is comprised of 100 listed and over-the-counter stocks from 15 different industries including computer hardware, software, semiconductors, telecommunications, data storage and processing, electronics and biotechnology.

The Lipper Science and Technology Funds Index, an unmanaged index published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

S&P 500 Index, an unmanaged list of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

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9   AXP INNOVATIONS FUND -- ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 72 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name,                        Position       Principal           Other
address,                     held with      occupations         directorships
age                          Registrant     during past five
                             and length     years
                             of service
---------------------------- -------------- ------------------- -------------------
H. Brewster Atwater, Jr.     Board member   Retired chair and
4900 IDS Tower               since 1996     chief executive
Minneapolis, MN 55402                       officer, General
Born in 1931                                Mills, Inc.
                                            (consumer foods)
---------------------------- -------------- ------------------- -------------------
Arne H. Carlson              Chair of the   Chair, Board
901 S. Marquette Ave.        Board since    Services
Minneapolis, MN              1999           Corporation
55402                                       (provides
Born in 1934                                administrative
                                            services to
                                            boards), former
                                            Governor of
                                            Minnesota
---------------------------- -------------- ------------------- -------------------
Lynne V. Cheney              Board member   Distinguished       The Reader's
American Enterprise          since 1994     Fellow, AEI         Digest
Institute for Public                                            Association Inc.
Policy Research (AEI)
1150 17th St., N.W.
Washington, D.C.
20036
Born in 1941
---------------------------- -------------- ------------------- -------------------
Livio D. DeSimone            Board member   Retired chair of    Cargill,
30 Seventh Street East       since 2001     the board and       Incorporated
Suite 3050                                  chief executive     (commodity
St. Paul, MN 55101-4901                     officer,            merchants and
Born in 1936                                Minnesota Mining    processors),
                                            and Manufacturing   Target
                                            (3M)                Corporation
                                                                (department
                                                                stores), General
                                                                Mills, Inc.
                                                                (consumer foods),
                                                                Vulcan Materials
                                                                Company
                                                                (construction
                                                                materials/chemicals)
                                                                and Milliken &
                                                                Company (textiles
                                                                and chemicals)
---------------------------- -------------- ------------------- -------------------
Ira D. Hall                  Board member   Treasurer, Texaco
Texaco, Inc.                 since 2001     Inc. since 1998.
2000 Westchester Avenue                     Prior to that,
White Plains, NY 10650                      director,
Born in 1944                                International
                                            Operations IBM
                                            Corp.
---------------------------- -------------- ------------------- -------------------
Heinz F. Hutter              Board          Retired president
P.O. Box 2187                member         and chief
Minneapolis, MN              since 1994     operating
55402                                       officer, Cargill,
Born in 1929                                Incorporated
                                            (commodity
                                            merchants and
                                            processors)
---------------------------- -------------- ------------------- -------------------
Anne P. Jones                Board member   Attorney and        Motorola, Inc.
5716 Bent Branch Rd.         since 1985     consultant          (electronics)
Bethesda, MD 20816
Born in 1935
---------------------------- -------------- ------------------- -------------------
William R. Pearce            Board          RII Weyerhaeuser
2050 One Financial Plaza     member         World Timberfund,
Minneapolis, MN 55402        since 1980     L.P. (develops
Born in 1927                                timber resources)
                                            - management
                                            committee; former
                                            chair, American
                                            Express Funds
---------------------------- -------------- ------------------- -------------------

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10   AXP INNOVATIONS FUND -- ANNUAL REPORT

Independent Board Members (continued)

Name,                        Position       Principal           Other
address,                     held with      occupations         directorships
age                          Registrant     during past five
                             and length     years
                             of service
---------------------------- -------------- ------------------- -------------------
Alan K. Simpson              Board member   Former three-term   Biogen, Inc.
1201 Sunshine Ave.           since 1997     United States       (bio-pharmaceuticals)
Cody, WY 82414                              Senator for
Born in 1931                                Wyoming
---------------------------- -------------- ------------------- -------------------
C. Angus Wurtele             Board          Retired chair of    Bemis Corporation
4900 IDS Tower               member         the board and       (packaging)
Minneapolis, MN 55402        since 1994     chief executive
Born in 1934                                officer,  The
                                            Valspar
                                            Corporation
---------------------------- -------------- ------------------- -------------------

Board Members Affiliated with American Express Financial Corporation (AEFC)

Name,                        Position       Principal           Other directorships
address,                     held with      occupations
age                          Registrant     during past five
                             and length     years
                             of service
---------------------------- -------------- ------------------- --------------------
David R. Hubers              Board          Retired chief       Chronimed Inc.
50643 AXP Financial Center   member         executive officer   (specialty
Minneapolis, MN 55474        since 1993     and director of     pharmaceutical
Born in 1943                                AEFC                distribution), RTW
                                                                Inc. (manages
                                                                workers
                                                                compensation
                                                                programs), Lawson
                                                                Software, Inc.
                                                                (technology based
                                                                business
                                                                applications)
---------------------------- -------------- ------------------- --------------------
John R. Thomas               Board          Senior vice
50652 AXP Financial Center   member         president -
Minneapolis, MN 55474        since 1987,    information and
Born in 1937                 president      technology of
                             since 1997     AEFC
---------------------------- -------------- ------------------- --------------------

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Thomas, who is president, the Fund's other officers are:

Other Officers

Name,                        Position       Principal           Other directorships
address,                     held with      occupations
age                          Registrant     during past five
                             and length     years
                             of service
---------------------------- -------------- ------------------- --------------------
John M. Knight               Treasurer      Vice president -
50005 AXP Financial Center   since 1999     investment
Minneapolis, MN 55474                       accounting of
Born in 1952                                AEFC
---------------------------- -------------- ------------------- --------------------
Leslie L. Ogg                Vice           President of
901 S. Marquette Ave.        president,     Board Services
Minneapolis, MN 55402        general        Corporation
Born in 1938                 counsel and
                             secretary
                             since 1978
---------------------------- -------------- ------------------- --------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

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11   AXP INNOVATIONS FUND -- ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS
AXP GLOBAL SERIES, INC.
We have audited the accompanying statement of assets and liabilities of AXP Innovations Fund (a series of AXP Global Series, Inc.) as of October 31, 2001, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended October 31, 2001, and the financial highlights for the four-year period ended October 31, 2001 and for the period from November 13, 1996 (commencement of operations) to October 31, 1997. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of AXP Innovations Fund as of October 31, 2001, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

December 7, 2001

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12   AXP INNOVATIONS FUND -- ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Innovations Fund

Oct. 31, 2001
Assets
Investment in World Technologies Portfolio (Note 1)                                          $ 217,830,320
Capital shares receivable                                                                           15,752
                                                                                                    ------
Total assets                                                                                   217,846,072
                                                                                               -----------
Liabilities
Accrued distribution fee                                                                             2,993
Accrued transfer agency fee                                                                          1,685
Accrued administrative services fee                                                                    362
Other accrued expenses                                                                             151,361
                                                                                                   -------
Total liabilities                                                                                  156,401
                                                                                                   -------
Net assets applicable to outstanding capital stock                                           $ 217,689,671
                                                                                             =============
Represented by
Capital stock -- $.01 par value (Note 1)                                                     $   1,409,386
Additional paid-in capital                                                                     640,447,161
Accumulated net realized gain (loss) (Note 6)                                                 (404,477,356)
Unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies                        (19,689,520)
                                                                                               -----------
Total -- representing net assets applicable to outstanding capital stock                     $ 217,689,671
                                                                                             =============
Net assets applicable to outstanding shares:              Class A                            $ 146,138,527
                                                          Class B                            $  67,425,101
                                                          Class C                            $   4,068,960
                                                          Class Y                            $      57,083
Net asset value per share of outstanding capital stock:   Class A shares      91,274,831     $        1.60
                                                          Class B shares      46,803,924     $        1.44
                                                          Class C shares       2,824,165     $        1.44
                                                          Class Y shares          35,705     $        1.60
                                                                                  ------     -------------

See accompanying notes to financial statements.

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13   AXP INNOVATIONS FUND -- ANNUAL REPORT

Statement of operations
AXP Innovations Fund

Year ended Oct. 31, 2001
Investment income
Income:
Dividends                                                                                    $     226,157
Interest                                                                                         1,905,294
     Less foreign taxes withheld                                                                   (19,151)
                                                                                                   -------
Total income                                                                                     2,112,300
                                                                                                 ---------
Expenses (Note 2):
Expenses allocated from World Technologies Portfolio                                             2,464,465
Distribution fee
     Class A                                                                                       559,507
     Class B                                                                                     1,010,982
     Class C                                                                                        37,467
Transfer agency fee                                                                              1,286,737
Incremental transfer agency fee
     Class A                                                                                        96,435
     Class B                                                                                        78,576
     Class C                                                                                         2,990
Service fee -- Class Y                                                                                  85
Administrative services fees and expenses                                                          194,084
Compensation of board members                                                                        9,560
Printing and postage                                                                               246,315
Registration fees                                                                                  197,973
Audit fees                                                                                           5,250
Other                                                                                               12,350
                                                                                                    ------
Total expenses                                                                                   6,202,776
     Earnings credits on cash balances (Note 2)                                                     (9,965)
                                                                                                    ------
Total net expenses                                                                               6,192,811
                                                                                                 ---------
Investment income (loss) -- net                                                                 (4,080,511)
                                                                                                ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
     Security transactions                                                                    (395,167,075)
     Options contracts written                                                                   2,863,339
                                                                                                 ---------
Net realized gain (loss) on investments                                                       (392,303,736)
Net change in unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies                        (31,205,076)
                                                                                               -----------
Net gain (loss) on investments and foreign currencies                                         (423,508,812)
                                                                                              ------------
Net increase (decrease) in net assets resulting from operations                              $(427,589,323)
                                                                                             =============

See accompanying notes to financial statements.

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14   AXP INNOVATIONS FUND -- ANNUAL REPORT

Statements of changes in net assets
AXP Innovations Fund

Year ended Oct. 31,                                                              2001              2000
Operations and distributions
Investment income (loss) -- net                                           $   (4,080,511)     $   (923,731)
Net realized gain (loss) on investments                                     (392,303,736)      (12,166,298)
Net change in unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies      (31,205,076)        7,561,646
                                                                             -----------         ---------
Net increase (decrease) in net assets resulting from operations             (427,589,323)       (5,528,383)
                                                                            ------------        ----------
Distributions to shareholders from:
     Net realized gain
         Class A                                                                      --          (915,066)
         Class B                                                                      --           (27,931)
         Class Y                                                                      --           (27,725)
     Tax return of capital
         Class A                                                                      --        (8,349,632)
         Class B                                                                      --          (254,856)
         Class Y                                                                      --          (252,980)
                                                                                    ----          --------
Total distributions                                                                   --        (9,828,190)
                                                                                    ----        ----------
Capital share transactions (Note 3)
Proceeds from sales
     Class A shares (Notes 2 and 5)                                          209,393,984       357,455,224
     Class B shares                                                           80,620,251       146,420,757
     Class C shares                                                            5,921,904         3,572,743
     Class Y shares                                                              215,882            95,903
Reinvestment of distributions at net asset value
     Class A shares                                                                   --         9,264,698
     Class B shares                                                                   --           282,787
     Class Y shares                                                                   --           280,705
Payments for redemptions
     Class A shares                                                          (90,799,810)      (44,738,915)
     Class B shares (Note 2)                                                 (20,364,403)       (3,674,884)
     Class C shares (Note 2)                                                    (660,768)          (29,954)
     Class Y shares                                                             (143,621)         (357,630)
                                                                                --------          --------
Increase (decrease) in net assets from capital share transactions            184,183,419       468,571,434
                                                                             -----------       -----------
Total increase (decrease) in net assets                                     (243,405,904)      453,214,861
Net assets at beginning of year                                              461,095,575         7,880,714
                                                                             -----------         ---------
Net assets at end of year                                                  $ 217,689,671      $461,095,575
                                                                           =============      ============

See accompanying notes to financial statements.

-------------------------------------------------------------------------------
15   AXP INNOVATIONS FUND -- ANNUAL REPORT

Notes to Financial Statements

AXP Innovations Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
AXP Innovations Fund (a series of AXP Global Series, Inc.) is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Global Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board.

Prior to April 19, 2000, the Fund had not engaged in a broad public offering of its shares. American Express Financial Corporation (AEFC) was the only investor.

Class C shares of the Fund were offered to the public on June 26, 2000. Prior to this date, AEFC purchased 384 shares of capital stock at $5.21 per share, which represented the initial capital in Class C.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.
o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.
o  Class C shares may be subject to a CDSC.
o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Investment in World Technologies Portfolio
The Fund invests all of its assets in World Technologies Portfolio (the Portfolio), a series of World Trust (the Trust), an open-end investment company that has the same objectives as the Fund. World Technologies Portfolio invests in technology common stocks.

The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund records its investment in the Portfolio at the value that is equal to the Fund's proportionate ownership interest in the Portfolio's net assets. The percentage of the Portfolio owned by the Fund as of Oct. 31, 2001 was 99.99%. Valuation of securities held by the Portfolio is discussed in Note 1 of the Portfolio's "Notes to financial statements" (included elsewhere in this report).

Use of estimates
Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Federal taxes
The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

-------------------------------------------------------------------------------
16   AXP INNOVATIONS FUND -- ANNUAL REPORT

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $4,080,511 resulting in a net reclassification adjustment to decrease paid-in capital by $4,080,511.

Dividends to shareholders
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

2. EXPENSES AND SALES CHARGES
In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

The Fund has an agreement with AEFC to provide administrative services. Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.06% to 0.035% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.00
o  Class B $20.00
o  Class C $19.50
o  Class Y $17.00

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

-------------------------------------------------------------------------------
17   AXP INNOVATIONS FUND -- ANNUAL REPORT

Sales charges received by the Distributor for distributing Fund shares were $1,912,445 for Class A, $98,825 for Class B and $1,743 for Class C for the year ended Oct. 31, 2001.

During the year ended Oct. 31, 2001, the Fund's transfer agency fees were reduced by $9,965 as a result of earnings credits from overnight cash balances.

3. CAPITAL SHARE TRANSACTIONS
Transactions in shares of capital stock for the periods indicated are as follows:

                                                      Year ended Oct. 31, 2001
                                            Class A       Class B        Class C     Class Y
Sold                                      67,577,147    27,705,885      2,451,303    100,791
Issued for reinvested distributions               --            --             --         --
Redeemed                                 (36,991,839)   (9,957,212)      (319,219)   (81,895)
                                         -----------    ----------       --------    -------
Net increase (decrease)                   30,585,308    17,748,673      2,132,084     18,896
                                          ----------    ----------      ---------     ------

                                                From April 19, 2000* to Oct. 31, 2000
                                            Class A       Class B        Class C     Class Y
Sold                                      66,739,589    29,692,979        698,058     16,809
Issued for reinvested distributions        1,695,924        56,694             --     51,383
Redeemed                                  (8,405,990)     (714,422)        (5,977)   (71,383)
                                          ----------      --------         ------    -------
Net increase (decrease)                   60,029,523    29,035,251        692,081     (3,191)
                                          ----------    ----------        -------     ------

* Prior to April 19, 2000, shares of the Fund were not publicly available (AEFC owned 100% of the outstanding shares).

4. BANK BORROWINGS
The Fund has a revolving credit agreement with U.S. Bank, N.A., whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must have asset coverage for borrowings not to exceed the aggregate of 333% of advances equal to or less than five business days plus 367% of advances over five business days. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $200 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus 0.30% or the Eurodollar Rate (Reserve Adjusted) plus 0.20%. Borrowings are payable up to 90 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.05% per annum. The Fund had no borrowings outstanding during the year ended Oct. 31, 2001.

-------------------------------------------------------------------------------
18   AXP INNOVATIONS FUND -- ANNUAL REPORT

5. FUND MERGER
As of the close of business on July 14, 2000, AXP Innovations Fund acquired the assets and assumed the identified liabilities of Strategist World Technologies Fund.

The aggregate net assets of AXP Innovations Fund immediately before the acquisition were $287,671,349.

The merger was accomplished by a tax-free exchange of 225,987 shares of Strategist World Technologies Fund valued at $2,199,768.

In exchange for the Strategist World Technologies Fund shares and net assets, AXP Innovations Fund issued the following number of shares:

                                         Shares             Net assets
Class A                                   354,082           $2,199,768

Strategist World Technologies Fund's net assets at that date consisted of capital stock of $1,749,611 and unrealized appreciation of $450,157.

6. CAPITAL LOSS CARRY-OVER
For federal income tax purposes the Fund has a capital loss carry-over of $403,598,797 as of Oct. 31, 2001, that will expire in 2008 and 2009 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

7. NEW ACCOUNTING PRONOUNCEMENT
In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after Dec. 15, 2000. Adopting the revised Guide is not expected to have a significant impact on the Fund's financial position, results of operations or changes in its net assets.

-------------------------------------------------------------------------------
19   AXP INNOVATIONS FUND -- ANNUAL REPORT

8. FINANCIAL HIGHLIGHTS
The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                              2001         2000         1999         1998         1997(b)
Net asset value, beginning of period                    $ 5.26      $ 11.27       $ 5.41        $5.27         $5.00
                                                        ------      -------       ------        -----         -----
Income from investment operations:
Net investment income (loss)                              (.02)        (.01)        (.08)        (.07)         (.06)
Net gains (losses) (both realized and unrealized)        (3.64)        7.05         5.94          .21           .33
                                                         -----         ----         ----          ---           ---
Total from investment operations                         (3.66)        7.04         5.86          .14           .27
                                                         -----         ----         ----          ---           ---
Less distributions:
Distributions from realized gains                           --        (1.29)          --           --            --
Tax return of capital(i)                                    --       (11.76)          --           --            --
                                                        ------      -------       ------        -----         -----
Total distributions                                         --       (13.05)          --           --            --
                                                        ------      -------       ------        -----         -----
Net asset value, end of period                          $ 1.60      $  5.26       $11.27        $5.41         $5.27
                                                        ------      -------       ------        -----         -----
Ratios/supplemental data:
Net assets, end of period (in thousands)              $146,139     $319,164       $7,435       $3,572        $3,476
                                                      --------     --------       ------       ------        ------
Ratio of expenses to average daily net assets(d)         1.63%        1.24%(e)     1.11%(e)     1.33%(e)      1.35%(e),(j)
                                                         ----         ----         ----         ----          ----
Ratio of net investment income (loss)
     to average daily net assets                         (.99%)       (.38%)      (1.01%)      (1.29%)       (1.26%)(j)
                                                         ----         ----        -----        -----         -----
Portfolio turnover rate
     (excluding short-term securities)                    233%         116%         113%         200%          164%
                                                          ---          ---          ---          ---           ---
Total return(k)                                        (69.58%)      66.58%      108.32%        2.68%         5.38%
                                                       ------        -----       ------         ----          ----

Class B
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                              2001         2000         1999         1998         1997(b)
Net asset value, beginning of period                    $ 4.77      $ 11.02       $ 5.33        $5.23         $5.00
                                                        ------      -------       ------        -----         -----
Income from investment operations:
Net investment income (loss)                              (.04)        (.04)        (.14)        (.11)         (.09)
Net gains (losses) (both realized and unrealized)        (3.29)        6.84         5.83          .21           .32
                                                         -----         ----         ----          ---           ---
Total from investment operations                         (3.33)        6.80         5.69          .10           .23
Less distributions:
Distributions from realized gains                           --        (1.29)          --           --            --
Tax return of captial(i)                                    --       (11.76)          --           --            --
                                                         -----       ------         ----          ---           ---
Total distributions                                         --       (13.05)          --           --            --
                                                         -----       ------         ----          ---           ---
Net asset value, end of period                          $ 1.44      $  4.77       $11.02        $5.33         $5.23
                                                        ------      -------       ------        -----         -----
Ratios/supplemental data:
Net assets, end of period (in thousands)               $67,425     $138,545         $220         $107          $105
                                                       -------     --------         ----         ----          ----
Ratio of expenses to average daily net assets(d)         2.42%        2.01%(f)     1.86%(f)     2.08%(f)      2.10%(f),(j)
                                                         ----         ----         ----         ----          ----
Ratio of net investment income (loss)
     to average daily net assets                        (1.78%)      (1.16%)      (1.76%)      (2.04%)       (2.00%)(j)
                                                        -----        -----        -----        -----         -----
Portfolio turnover rate
     (excluding short-term securities)                    233%         116%         113%         200%          164%
                                                          ---          ---          ---          ---           ---
Total return(k)                                        (69.81%)      65.25%      106.72%        1.91%         4.62%
                                                       ------        -----       ------         ----          ----

See accompanying notes to financial highlights.

-------------------------------------------------------------------------------
20   AXP INNOVATIONS FUND -- ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                              2001      2000(c)
Net asset value, beginning of period                    $ 4.77      $5.05
                                                        ------      -----
Income from investment operations:
Net investment income (loss)                              (.04)      (.01)
Net gains (losses) (both realized and unrealized)        (3.29)      (.27)
                                                         -----       ----
Total from investment operations                         (3.33)      (.28)
                                                         -----       ----
Net asset value, end of period                          $ 1.44      $4.77
                                                        ------      -----

Ratios/supplemental data:
Net assets, end of period (in thousands)                $4,069     $3,298
                                                        ------     ------
Ratio of expenses to average daily net assets(d)         2.42%      2.01%(g),(j)
                                                         ----       ----
Ratio of net investment income (loss)
     to average daily net assets                        (1.84%)    (1.17%)(j)
                                                        -----      -----
Portfolio turnover rate
     (excluding short-term securities)                    233%       116%
                                                          ---        ---
Total return(k)                                        (69.81%)    (5.54%)
                                                       ------      -----

Class Y
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                              2001       2000         1999         1998          1997(b)
Net asset value, beginning of period                    $ 5.25    $ 11.27       $ 5.41        $5.27         $5.00
                                                        ------    -------       ------        -----         -----
Income from investment operations:
Net investment income (loss)                              (.02)        --         (.08)        (.07)         (.06)
Net gains (losses) (both realized and unrealized)        (3.63)      7.03         5.94          .21           .33
                                                         -----       ----         ----          ---           ---
Total from investment operations                         (3.65)      7.03         5.86          .14           .27
                                                         -----       ----         ----          ---           ---
Less distributions:
Distributions from realized gains                           --      (1.29)          --           --            --
Tax return of capital(i)                                    --     (11.76)          --           --            --
                                                         -----     ------         ----          ---           ---
Total distributions                                         --     (13.05)          --           --            --
                                                         -----     ------         ----          ---           ---
Net asset value, end of period                          $ 1.60    $  5.25       $11.27        $5.41         $5.27
                                                        ------    -------       ------        -----         -----
Ratios/supplemental data:
Net assets, end of period (in thousands)                   $57        $88         $225         $108          $105
                                                           ---        ---         ----         ----          ----
Ratio of expenses to average daily net assets(d)         1.49%       .94%(h)     1.11%(h)     1.33%(h)      1.35%(h),(j)
                                                         ----        ---         ----         ----          ----
Ratio of net investment income (loss)
     to average daily net assets                         (.89%)     (.80%)      (1.01%)      (1.29%)       (1.25%)(j)
                                                         ----       ----        -----        -----         -----
Portfolio turnover rate
     (excluding short-term securities)                    233%       116%         113%         200%          164%
                                                          ---        ---          ---          ---           ---
Total return(k)                                        (69.52%)    66.27%      108.32%        2.68%         5.38%
                                                       ------      -----       ------         ----          ----

See accompanying notes to financial highlights.

-------------------------------------------------------------------------------
21   AXP INNOVATIONS FUND -- ANNUAL REPORT

Notes to financial highlights

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  Inception date was Nov. 13, 1996.
(c)  Inception date was June 26, 2000.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(e) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.45%, 1.22%, 1.63% and 2.36% for the periods ended 2000, 1999, 1998 and 1997, respectively.
(f) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.26%, 1.97%, 2.38% and 3.11% for the periods ended 2000, 1999, 1998 and 1997, respectively.
(g) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class C would have been 2.26% for the period ended 2000.
(h) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.19%, 1.12%, 1.63% and 2.36% for the periods ended 2000, 1999, 1998 and 1997, respectively.
(i)  A distribution payable to a single corporate shareholder.
(j)  Adjusted to an annual basis.
(k)  Total return does not reflect payment of a sales charge.

Prior to April 19, 2000, the Fund had not engaged in a broad public offering of its shares, or been subject to redemption requests. It had sold shares only to a single investor. One factor impacting the Fund's 2000 and 1999 performance was the high concentration in technology investments, particularly in securities of internet and communication companies. These investments performed well and had a greater effect on the Fund's performance than similar investments made by other funds because of high concentration, the lack of cash flows and the smaller size of the Fund. There is no assurance that the Fund's future investments will result in the same level of performance.

-------------------------------------------------------------------------------
22   AXP INNOVATIONS FUND -- ANNUAL REPORT

Independent Auditors' Report

THE BOARD OF TRUSTEES AND UNITHOLDERS
WORLD TRUST
We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of World Technologies Portfolio (a series of World Trust) as of October 31, 2001, the related statements of operations for the year then ended and the statements of changes in net assets for each of the years in the two-year period ended October 31, 2001. These financial statements are the responsibility of portfolio management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of World Technologies Portfolio as of October 31, 2001, and the results of its operations and the changes in its net assets for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

December 7, 2001

-------------------------------------------------------------------------------
23   AXP INNOVATIONS FUND -- ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
World Technologies Portfolio

Oct. 31, 2001
Assets
Investments in securities, at value (Note 1)*
     (identified cost $239,455,858)                                                           $219,777,060
Cash in bank on demand deposit                                                                      34,864
Dividends and accrued interest receivable                                                            5,043
Receivable for investment securities sold                                                        5,282,988
                                                                                                 ---------
Total assets                                                                                   225,099,955
                                                                                               -----------
Liabilities
Payable for investment securities purchased                                                      5,086,254
Payable upon return of securities loaned (Note 4)                                                1,600,000
Accrued investment management services fee                                                           4,353
Other accrued expenses                                                                              25,582
Options contracts written, at value (premium received $514,056) (Note 5)                           527,212
                                                                                                   -------
Total liabilities                                                                                7,243,401
                                                                                                 ---------
Net assets                                                                                    $217,856,554
                                                                                              ============
* Including securities on loan, at value (Note 4)                                             $  1,531,000
                                                                                              ------------

See accompanying notes to financial statements.

-------------------------------------------------------------------------------
24   AXP INNOVATIONS FUND -- ANNUAL REPORT

Statement of operations
World Technologies Portfolio

Year ended Oct. 31, 2001
Investment income
Income:
Dividends                                                                                    $     226,184
Interest                                                                                         1,901,178
     Less foreign taxes withheld                                                                   (19,153)
                                                                                                   -------
Total income                                                                                     2,108,209
                                                                                                 ---------
Expenses (Note 2):
Investment management services fee                                                               2,347,216
Compensation of board members                                                                        9,985
Custodian fees                                                                                      73,498
Audit fees                                                                                          16,000
Other                                                                                               25,126
                                                                                                    ------
Total expenses                                                                                   2,471,825
     Earnings credits on cash balances (Note 2)                                                     (7,032)
                                                                                                    ------
Total net expenses                                                                               2,464,793
                                                                                                 ---------
Investment income (loss) -- net                                                                   (356,584)
                                                                                                  --------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
     Security transactions (Note 3)                                                           (395,221,898)
     Options contracts written (Note 5)                                                          2,863,717
                                                                                                 ---------
Net realized gain (loss) on investments                                                       (392,358,181)
Net change in unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies                        (31,209,649)
                                                                                               -----------
Net gain (loss) on investments and foreign currencies                                         (423,567,830)
                                                                                              ------------
Net increase (decrease) in net assets resulting from operations                              $(423,924,414)
                                                                                             =============

Statements of changes in net assets
World Technologies Portfolio

Year ended Oct. 31,                                                               2001             2000
Operations
Investment income (loss) -- net                                            $    (356,584)     $    160,090
Net realized gain (loss) on investments                                     (392,358,181)      (11,045,330)
Net change in unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies      (31,209,649)        7,514,286
                                                                             -----------         ---------
Net increase (decrease) in net assets resulting from operations             (423,924,414)       (3,370,954)
Net contributions (withdrawals) from partners                                180,566,444       455,562,304
                                                                             -----------       -----------
Total increase (decrease) in net assets                                     (243,357,970)      452,191,350
Net assets at beginning of year                                              461,214,524         9,023,174
                                                                             -----------         ---------
Net assets at end of year                                                  $ 217,856,554      $461,214,524
                                                                           =============      ============

See accompanying notes to financial statements.

-------------------------------------------------------------------------------
25   AXP INNOVATIONS FUND -- ANNUAL REPORT

Notes to Financial Statements

World Technologies Portfolio

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
World Technologies Portfolio (the Portfolio) is a series of World Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Portfolio invests in equity securities of companies within the information technology industry. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

The Portfolio's significant accounting policies are summarized below:

Use of estimates
Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the Fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions
To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

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26   AXP INNOVATIONS FUND -- ANNUAL REPORT

Futures transactions
To gain exposure to or protect itself from market changes, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete its contract obligations.

Illiquid securities
As of Oct. 31, 2001, investments in securities included issues that were illiquid which the Portfolio currently limits to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities as of Oct. 31, 2001 was $6,919,515 representing 3.18% of net assets. These securities are valued at fair value according to methods selected in good faith by the board. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above.

Securities purchased on a forward-commitment basis
Delivery and payment for securities that have been purchased by the Portfolio on a forward-commitment basis can take place one month or more after the transaction date. The Portfolio designates cash or liquid securities at least equal to the amount of its commitment. As of Oct. 31, 2001, the Portfolio had entered into outstanding forward-commitments of $1,500,000.

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27   AXP INNOVATIONS FUND -- ANNUAL REPORT

Federal taxes
For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. As a "pass-through" entity, the Portfolio therefore does not pay any income dividends or capital gain distributions.

Other
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.

2. FEES AND EXPENSES
The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with AEFC to manage its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets in reducing percentages from 0.72% to 0.595% annually.

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio and any other expenses properly payable by the Trust or Portfolio and approved by the board.

During the year ended Oct. 31, 2001, the Portfolio's custodian fees were reduced by $7,032 as a result of earnings credits from overnight cash balances. The Portfolio also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

According to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the Trust's units.

3. SECURITIES TRANSACTIONS
Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $914,613,214 and $695,093,828, respectively, for the year ended Oct. 31, 2001. For the same period, the portfolio turnover rate was 233%. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with AEFC were $77,423 for the year ended Oct. 31, 2001.

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28   AXP INNOVATIONS FUND -- ANNUAL REPORT

4. LENDING OF PORTFOLIO SECURITIES
As of Oct. 31, 2001, securities valued at $1,531,000 were on loan to brokers. For collateral, the Portfolio received $1,600,000 in cash. Income from securities lending amounted to $106,817 for the year ended Oct. 31, 2001. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

5. OPTIONS CONTRACTS WRITTEN
Contracts and premium amounts associated with options contracts written are as follows:
                                       Year ended Oct. 31, 2001
                                     Puts                   Calls
                             Contracts    Premium     Contracts      Premium
Balance Oct. 31, 2000           200    $   174,207          100    $   120,321
Opened                        6,570      2,254,637        7,035      2,798,306
Closed                       (3,580)    (1,035,797)      (4,170)    (2,048,891)
Exercised                    (1,950)      (731,631)        (850)      (217,693)
Expired                        (990)      (610,918)        (450)      (188,485)
                               ----       --------         ----       --------
Balance Oct. 31, 2001           250    $    50,498        1,665    $   463,558
                                ---    -----------        -----    -----------

See "Summary of significant accounting policies."

6. NEW ACCOUNTING PRONOUNCEMENT
In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after Dec. 15, 2000. Adopting the revised Guide is not expected to have a significant impact on the Portfolio's financial position, results of operations or changes in its net assets.

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29   AXP INNOVATIONS FUND -- ANNUAL REPORT

Investments in Securities
World Technologies Portfolio

Oct. 31, 2001
(Percentages represent value of investments compared to net assets)

Common stocks (92.6%)
Issuer                                Shares                   Value(a)

Banks and savings & loans (1.1%)
Alliance Data Systems                 80,000(b)              $1,280,000
State Street                          25,100                  1,143,054
Total                                                         2,423,054

Chemicals (3.1%)
Ecolab                                32,000                  1,125,760
Millipore                            108,500                  5,674,550
Total                                                         6,800,310

Communications equipment & services (9.2%)
ADC Telecommunications               133,000(b)                 605,150
Brocade Communications
     Systems                         115,100(b)               2,825,705
CIENA                                 62,000(b)               1,008,120
Finisar                              200,000(b,f)             1,564,000
Lucent Technologies                  142,800                    956,760
Motorola                              94,300                  1,543,691
Nokia ADR Cl A                       155,000(c)               3,179,050
QUALCOMM                             126,400(b)               6,199,920
RF Micro Devices                      53,000(b)               1,083,320
Tellabs                               80,400(b)               1,097,460
Total                                                        20,063,176

Computer software & services (17.5%)
Adobe Systems                         37,570                    991,848
Autodesk                              84,660                  2,812,405
Automatic Data Processing             85,500                  4,416,930
Cadence Design Systems                70,300(b)               1,486,142
Computer Associates Intl              40,100                  1,239,892
Compuware                             80,100(b)                 823,428
Electronic Arts                      118,320(b,i)             6,088,747
i2 Technologies                      119,800(b)                 546,288
Intuit                                43,000(b)               1,729,460
Microsoft                            160,000(b)               9,304,000
Network Associates                   106,100(b)               2,037,120
Oracle                               133,600(b)               1,811,616
Parametric Technology                155,500(b)               1,090,055
Sungard Data Systems                  74,600(b)               1,879,920
VeriSign                              46,400(b)               1,796,144
Total                                                        38,053,995

Computers & office equipment (23.5%)
Check Point
     Software Technologies            71,900(b,c)             2,122,488
Cisco Systems                         65,000(b)               1,099,800
Compaq Computer                       90,000                    787,500
Computer Sciences                     29,400(b)               1,055,754
Dell Computer                         46,850(b)               1,123,463
Digital Lightwave                     97,000(b,f)               584,910
DST Systems                          104,600(b)               4,283,370
eFunds                                30,000(b)                 465,000
Electronic Data Systems               37,000                  2,381,690
EMC                                   85,300(b)               1,050,896
Emulex                                67,000(b)               1,586,560
Extreme Networks                      87,000(b)               1,017,030
First Data                            31,100                  2,101,427
Intl Business Machines                60,000(i)               6,484,201
Juniper Networks                      44,000(b,i)               980,760
Mercury Computer Systems              30,000(b)               1,414,800
NCR                                   63,200(b)               2,240,440
NVIDIA                               103,000(b)               4,414,580
Resources Connection                  65,000(b)               1,448,850
SAP ADR                               35,900(c)                 922,630
Secure Computing                      64,700(b)               1,057,845
Solectron                            114,500(b)               1,408,350
Sun Microsystems                     138,300(b)               1,403,745
Symantec                             100,000(b,i)             5,499,000
Synopsys                              89,600(b)               4,211,200
Total                                                        51,146,289

Electronics (12.8%)
Altera                                54,670(b)               1,104,334
Analog Devices                       134,600(b)               5,114,800
Celestica                             18,700(b,c)               641,784
Cirrus Logic                          30,100(b)                 335,013
Conexant Systems                     127,000(b)               1,289,050
Harris                                67,100                  2,300,188
Intel                                124,800                  3,047,616
Natl Semiconductor                    96,500(b)               2,507,070
Pemstar                               72,000(b)                 900,000
Pericom Semiconductor                 50,000(b)                 672,500
Power-One                            205,000(b)               1,621,550
QLogic                                23,000(b)                 905,050
Teradyne                              15,400(b)                 354,970
Texas Instruments                    119,400                  3,342,006
TriQuint Semiconductor                26,700(b)                 472,056
Veeco Instruments                     28,400(b)                 723,064
Xilinx                                83,370(b)               2,536,115
Total                                                        27,867,166

See accompanying notes to investments in securities.

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30   AXP INNOVATIONS FUND -- ANNUAL REPORT

Issuer                                Shares                   Value(a)

Health care (16.3%)
Barr Laboratories                      8,300(b)                $604,240
Biogen                                60,800(b)               3,344,000
Biomet                               134,900                  4,114,450
Boston Scientific                     81,900(b)               1,862,406
Diagnostic Products                   10,800                    476,280
Genentech                             72,180(b)               3,771,405
Genzyme-General Division              52,070(b)               2,809,177
Human Genome Sciences                 25,300(b)               1,078,539
ICON                                  40,000(b,c)             1,104,400
IDEC Pharmaceuticals                  42,570(b,i)             2,552,497
MedImmune                             43,500(b)               1,706,940
Medtronic                             88,500                  3,566,550
Pharmacia                             24,100                    976,532
St. Jude Medical                      88,700(b)               6,297,700
Transkaryotic Therapies               34,700(b,i)             1,320,682
Total                                                        35,585,798

Health care services (1.5%)
AmeriPath                             45,000(b)               1,264,950
Anthem                                19,150(b)                 802,002
Cross Country                         29,100(b)                 593,349
Given Imaging                         50,000(b,c,f)             447,500
Therasense                            10,000(b)                 258,000
Total                                                         3,365,801

Media (2.2%)
Macrovision                           45,000(b)               1,107,450
Mediacom Communications              138,500(b)               1,858,670
Radio One Cl A                        44,500(b)                 518,425
University of Phoenix Online          50,000(b)               1,315,000
Total                                                         4,799,545

Miscellaneous (0.6%)
Intersil                              37,300(b)               1,221,575

Multi-industry conglomerates (3.5%)
Global Payments                       55,900                  1,674,205
Tyco Intl                            106,900(c)               5,253,066
Xerox                                100,000                    700,000
Total                                                         7,627,271

Retail (0.8%)
eBay                                  35,000(b)               1,836,800

Utilities -- electric (0.4%)
Calpine                               39,200(b)                 970,200

Total common stocks
(Cost: $212,810,707)                                       $201,760,980

Preferred stocks & other (3.2%)
Issuer                                Shares                   Value(a)
Adaytum Software
     Series E                        103,719(b,g)              $650,318
     Warrants                          2,006(b,g,h)                  --
Agiliti
     Cv Series C                     550,000(b,g)               467,500
Avasta E-Services
     Series B                        300,820(b,g)               403,099
     Warrants                        150,411(b,g,h)                  --
Bluestream Ventures LP             2,500,000(b,e,g)           2,450,000
Covia Technologies
     Series E                        232,502(b,g)               249,707
Equinix
     Cv                               26,525(b,d)                14,318
Evoice
     Cv Series D                     981,091(b,g)               449,480
     Cv Series DD                     49,441(b,g)                55,433
Gorp.com
     5.15% Series B                   97,087(g)                 151,457
Marketsoft
     Cv                              225,410(b,g)             1,100,001
Paxonet Communications               106,383(b,g)               150,000
Portera
     Series G                        425,374(b,g)               221,194
Retail Exchange.com                  314,286(b,g)               493,429
     Warrants                        111,789(b,g,h)                  --
Vcommerce
     Cv Series C                      64,378(b,g)                77,897

Total preferred stocks & other
(Cost: $13,310,985)                                          $6,933,833

Options purchased (--%)
Issuer         Contracts     Exercise      Expiration          Value(a)
                                price            date
Calls
Microsoft            100       $70.00       Jan. 2002           $11,000
Nasdaq 100
   Index           1,000        45.00       Jan. 2002            35,000
Nasdaq 100
   Index           2,600       100.00       Jan. 2002            32,500
Sun
   Microsystems      500        22.50       Jan. 2002             3,750
Put
Vitesse              200        10.00       Nov. 2001            24,500

Total options purchased
(Cost: $2,357,945)                                             $106,750

See accompanying notes to investments in securities.

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31   AXP INNOVATIONS FUND -- ANNUAL REPORT

Short-term securities (5.0%)(i)
Issuer                    Annualized           Amount          Value(a)
                       yield on date       payable at
                         of purchase         maturity

U.S. government agencies
Federal Home Loan Bank Disc Nt
     12-19-01                 2.29%          $500,000          $498,414
Federal Home Loan Mtge Corp Disc Nt
     11-13-01                 2.65            900,000           899,139
Federal Natl Mtge Assn Disc Nts
     11-05-01                 2.37            500,000           499,835
     11-15-01                 3.33            800,000           798,848
     11-29-01                 3.36            300,000           299,354
     12-06-01                 2.29          3,100,000         3,092,933
     12-10-01                 2.29          1,500,000         1,496,200
     12-10-01                 2.39          1,600,000         1,595,698
     12-13-01                 2.30          1,800,000         1,795,076

Total short-term securities
(Cost: $10,976,221)                                         $10,975,497

Total investments in securities
(Cost: $239,455,858)(j)                                    $219,777,060

See accompanying notes to investments in securities.

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32   AXP INNOVATIONS FUND -- ANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.
(b)  Non-income producing.
(c) Foreign security values are stated in U.S. dollars. As of Oct. 31, 2001, the value of foreign securities represented 6.27% of net assets.
(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.
(e) The share amount for Limited Liability Companies (LLC) or Limited Partnerships (LP) represents capital contributions. At Oct. 31, 2001, the amount of capital committed to the LLC or LP for future investment was $1,500,000.
(f) Security is partially or fully on loan. See Note 4 to the financial statements.
(g)  Identifies issues considered to be illiquid as to their marketability
     (see Note 1 to the financial statements). Information concerning such security holdings at Oct. 31, 2001, is as follows:

     Security                              Acquisition               Cost
                                              dates
     Adaytum Software
         Series E                 09-15-00 thru 05-10-01       $   650,318
         Warrants                        05-10-01                       --
     Agiliti
         Cv Series C                     11-14-00                1,650,000
     Avasta E-Services
         Series B                        11-09-00                1,649,847
         Warrants                        11-08-00                       --
     Bluestream Ventures LP       06-28-00 thru 06-28-01         2,500,000
     Covia Technologies
         Series E                        08-16-00                  582,650
     Evoice
         Cv Series D                     11-27-00                1,100,000
         Cv Series DD                    05-07-01                   53,167
     Gorp.com
         5.15% Series B                  02-21-00                  499,998
     Marketsoft
         Cv                              12-11-00                1,100,001
     Paxonet Communications              04-23-01                  300,000
     Portera
         Series G                        11-10-00                1,425,003
     Retail Exchange.com                 11-29-00                1,100,001
         Warrants                        11-29-00                        1
     Vcommerce
         Cv Series C                     07-21-00                  300,001

(h)  Negligible market value.

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33   AXP INNOVATIONS FUND -- ANNUAL REPORT

(i) At Oct. 31, 2001, securities valued at $7,911,860 were held to cover open call options written as follows (see Note 5 to the financial statements):

     Issuer                    Contracts   Exercise      Expiration     Value(a)
                                             price          date
     Electronic Arts             300        $ 55         Nov. 2001     $ 39,750
     IDEC Pharmaceuticals         25          60         Nov. 2001        7,688
     Intl Business Machines      150         105         Nov. 2001       75,750
     Juniper Networks            440          35         Jan. 2002       48,400
     Symantec                    450          65         Jan. 2002      155,250
     Transkaryotic Therapies     300          35         Jan. 2002      186,000
                                 ---          --         ---------      -------
     Total value                                                       $512,838
                                                                       --------

     At Oct. 31, 2001, cash or short-term securities were designated to cover open put options written as follows (see Note 5 to the financial statements):

     Issuer                    Contracts   Exercise      Expiration    Value(a)
                                             price          date
     Transkaryotic Therapies     250         $25         Jan. 2002      $14,374

(j) At Oct. 31, 2001, the cost of securities for federal income tax purposes was $242,217,303 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                      $  9,794,883
     Unrealized depreciation                                       (32,235,126)
                                                                   -----------
     Net unrealized depreciation                                  $(22,440,243)
                                                                  ------------

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34   AXP INNOVATIONS FUND -- ANNUAL REPORT

AXP Innovations Fund                                            PRSRT STD AUTO
70100 AXP Financial Center                                       U.S. POSTAGE
Minneapolis, MN 55474                                                PAID
                                                                   AMERICAN
americanexpress.com                                                 EXPRESS

Ticker Symbol
Class A: AXIAX    Class B: INVBX
Class C: AXICX    Class Y: N/A

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.
                                                                          (logo)
                                                                        AMERICAN
                                                                         EXPRESS
                                                                S-6395 E (12/01)